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Exhibit 99.1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Certain statements in this section and elsewhere in this report include forward-looking statements, including those that relate to our future plans, objectives, expectations and intentions. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words "expects," "anticipates," "intends," "plans," "believes," "estimates," "seeks," "thinks" and variations of these words and similar expressions are forward-looking statements. These statements involve known and unknown risks, uncertainties and other, including the factors described under "Risk Factors," factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, our goals may not be achieved. These forward-looking statements are made as of the date of this prospectus, and, except as required under the federal securities laws and the rules and regulations of the Commission, we assume no obligation to update or revise them or provide reasons why actual results may differ.

        Important factors that may affect our expectations, estimates or projections include:

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  the effects of the substantial debt we have incurred in connection with our acquisition of the Performance Materials Segment of Goodrich and our ability to refinance or repay that debt;

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  changes in customer requirements in markets or industries we serve;

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  general economic and market conditions;

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  competition within our industry;

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  our access to capital markets and any restrictions placed on us by any current or future financing arrangements;

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  environmental and other regulations;

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  the effect of risks of investing in and conducting operations in foreign countries, including political, social, economic, currency and regulatory factors;

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  changes in the price and supply of major raw materials; and

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  the effect of fluctuations in currency exchange rates on our operations.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS